 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On January 16, 2020, TechPrecision Corporation (the “Company”), through its wholly owned subsidiary Ranor, Inc. (“Ranor”), repaid in full Ranor’s indebtedness under Schedule No. 002, dated October 4, 2016 (“Schedule 002”), to the Master Loan and Security Agreement No. 4180 (“MSLA”), dated Aril 26, 2016, between Ranor and People’s Capital and Leasing Corp. (“People’s”). Under Schedule 002 to the MSLA, Ranor had borrowed an initial principal amount of $365,852, secured by certain machinery and equipment. The loan was required to be repaid in monthly installments of principal and interest of $7,399 over 60 months. Upon the payment of approximately $147,000, which amount included a 1% prepayment penalty of approximately $1,400, all commitments under Schedule 002 to the MSLA were terminated, and People’s discharged and released all guarantees and liens existing in connection with such loan, thereby terminating such loan agreement schedule.

On January 17, 2020, the Company, through Ranor, repaid in full Ranor’s indebtedness under Schedule 001 to the MSLA. Under Schedule 0001 to the MSLA, Ranor had borrowed an initial principal amount of $3,011,648, secured by certain machinery and equipment. The loan was required to be repaid in 60 monthly installments of $60,921 each, inclusive of interest at a fixed rate of 7.90% per annum. Upon the payment of approximately $936,000, which amount included a 1% prepayment penalty of approximately $9,200, all commitments under Schedule 001 to the MSLA were terminated, and People’s discharged and released all guarantees and liens existing in connection with such loan, thereby terminating such loan agreement schedule. As all previously outstanding obligations under the MSLA have been satisfied in full, Ranor is no longer bound by any material terms of the MSLA.

Other than in respect of the MSLA and Schedule 001 and Schedule 002 thereunder, and the related security documents, there was no material relationship between Ranor or the Company, on the one hand, and People’s on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: January 23, 2020	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer